UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2012

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 2, 2012, Intermec, Inc. (“we,” “our” or “the Company”) issued a press release announcing our financial results for the second fiscal quarter ended July 1, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference (the “Press Release”).

The Press Release includes the following Non-GAAP financial measures for the three and six months ended July 1, 2012:

•	operating income;

•	net earnings;

•	earnings per diluted share;

•	earnings before interest, taxes, depreciation and amortization (EBITDA); and

•	gross margins.

The Press Release describes a $28.3 million non-cash expense recorded by the Company for impairment of goodwill pursuant to generally accepted accounting principles (“GAAP”). This non-cash expense is discussed in more detail in Item 2.06 below.

Our Non-GAAP measures should be read in conjunction with the corresponding GAAP measures. The Non-GAAP measures should be considered in addition to, and not as an alternative or substitute for, the measures prepared in accordance with GAAP.

We believe that excluding items such as, but not limited to, allowances for deferred tax assets, goodwill impairment charges, restructuring charges (principally related to severance costs), costs related to acquisitions, amortization of intangibles, executive severance and non-cash stock based compensation expenses provides supplemental information useful to investors’ and management’s understanding of Intermec’s core operating results, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods.

The foregoing information in this Item 2.02 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 2.06	Material Impairments.

Impairment of Goodwill

As previously reported, while preparing its financial statements for the quarter ended April 1, 2012, the Company concluded that, pursuant to GAAP, it would record a charge of approximately $14.9 million for impairment of goodwill related to its Voice Solutions business segment in the Company’s results for the quarter ended April 1, 2012. The impairment was based on an analysis of a number of factors after the decline in the Company’s financial performance and market capitalization in the first quarter 2012. The impairment recorded in the first quarter 2012 was an estimate, based on the Company’s completion of step one of the goodwill impairment analysis under GAAP.

In the process of preparing its financial statements for the quarter ended July 1, 2012, the Company substantially completed the second step of the goodwill impairment analysis triggered by events occurring in the first fiscal quarter and determined that, pursuant to GAAP, it would record an additional charge for the impairment of goodwill related to its Voice Solutions business segment in the Company’s results for the quarter ended July 1, 2012.

In addition, in the process of preparing its financial statements for the quarter ended July 1, 2012, the Company determined that, pursuant to GAAP, it was required to conduct an additional impairment analysis due to a number of factors occurring in the second fiscal quarter, including changes in senior management and a related review of the outlook for the business in the context of macroeconomic conditions. After completing a significant portion of step one and step two of this impairment analysis, the Company concluded that it would be required to record an additional charge for impairment of goodwill related to its Voice Solutions business segment in the Company’s financial statements for the quarter ended July 1, 2012.

The total impairment charge reported in the Press Release including the preliminary financial statements for the second fiscal quarter 2012 is approximately $28.3 million. This is an estimate of the combined total of (i) the additional charge related to step two of the analysis triggered by events in the first fiscal quarter 2012 and (ii) the charge related to step one and step two of the analysis triggered by events in the second fiscal quarter 2012. Most of this combined estimate relates to the impairment analysis triggered in the first fiscal quarter. The final total amount is expected to be determined in connection with the completion of the financial statements for the second fiscal quarter of 2012. However, if we are unable to complete the step two analysis triggered in the second fiscal quarter, we will complete that analysis during the preparation of the financial statements for the third fiscal quarter of 2012. Accordingly, any additional adjustment to the impairment amount will be recorded at a later time, if necessary.

More information regarding the Company’s goodwill impairment, including a description of steps one and two of the analysis, and the approaches taken in the analysis of goodwill, can be found in the Notes to the Condensed Consolidated Financial Statements included in the Company’s Form 10-Q filed with respect to the fiscal quarter ended April 1, 2012 and in the Company’s Form 10-Q to be filed with respect to the fiscal quarter ended July 1, 2012.

General

The non-cash charges for the goodwill impairment are not expected to impact the Company’s future cash flow, liquidity, or compliance with its debt covenants with third parties, specifically Wells Fargo Bank, National Association.

The description of the non-cash charges for the goodwill impairment contained in this Item 2.06 does not purport to be complete. It is qualified in its entirety by reference to the full text of our Form 10-Q filed with respect to the fiscal quarter ended April 1, 2012 with respect to the charges recorded for that period, and of our Form 10-Q to be filed with respect to the fiscal quarter ended July 1, 2012 with respect to the charges recorded for that period including, for both Forms 10-Q, notes to the Condensed Consolidated Financial Statements included therein, and such text and notes are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Press Release

The Press Release relating to our financial results for the second quarter ended July 1, 2012, and including information regarding, among other things, non-cash charges for impairment of goodwill, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward-Looking Statements

Statements made in this filing and any related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. They include, without limitation: statements about our view of general economic and market conditions; our revenue, expense, earnings, tax attributes or financial outlook for the current or any other period; our analysis of deferred tax valuation allowances, impairment analysis, our cost reduction plans; our ability to develop, produce, market or sell our products, either directly or through third parties, to reduce or control expenses, to improve efficiency, to realign resources, to successfully integrate acquired companies, or to continue operational improvement and year-over-year or sequential growth; our management succession; and about the applicability of accounting policies used in our financial reporting. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project” and “expect” and similar expressions as they relate to us or our management are intended to identify such forward-looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.

Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our 2011 Form 10-K, current reports on Form 8-K, and quarterly reports on Form 10-Q, which are available on our website at www.intermec.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Intermec, Inc. on August 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: August 2, 2012	By:	/s/ Robert J. Driessnack
Robert J. Driessnack
Senior Vice President, Chief Financial Officer

INTERMEC, INC.

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Intermec, Inc. on August 2, 2012.

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